UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event report) August 21, 2006
CITIZENS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

KENTUCKY	0-20148	61-1187135
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12910 SHELBYVILLE ROAD
LOUISVILLE, KENTUCKY 40243
(Address of principal executive offices)

Registrant’s telephone number, including area code: (502) 244-2420

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 21, 2006, Joseph M. Bost, Executive Vice President and Chief Operating Officer of the Registrant and President and Chief Operating Officer of Citizens Security Life Insurance Company, United Liberty Life Insurance Company and Citizens Insurance Company, each a direct or indirect subsidiary of the Registrant, died following an extended illness. The Registrant has made no decision regarding the appointment of Mr. Bost’s successor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Corporation
Registrant
Date: August 23, 2006

By: /s/ Len E. Schweitzer
Len E. Schweitzer Vice President and Principal Financial Officer

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